VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2010

Large Cap Core Fund.    On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to Walter McCormick and Emory Sanders are deleted in their entirety. Effective December 28, 2010, Ann M. Miletti is the sole portfolio manager for the Fund.

Date:    December 30, 2010